UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

SINO ASSURANCE, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SINO ASSURANCE, INC.

17TH Floor, 6009 Yitian Road, New World Center

Futian District, Shenzhen, People’s Republic of China

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about December 21, 2009 (the “Mailing Date”) to the shareholders of record, as of November 27, 2009 (the “Record Date”), of Sino Assurance, Inc. (hereinafter referred to as “we,” “us,” “our,” “Sino Assurance”, or the “Company”), a Delaware corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about January 10, 2010 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Removal, without cause, of Beiquan Ling and Jiashou Zeng as Members of the Company’s Board of Directors, and from other senior designations within the Company.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action to remove directors, without cause.   Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken by shareholders holding a majority of the Company’s issued and outstanding common stock.  The action was taken by such shareholders without a meeting through written consent, in lieu of a meeting.  The action taken by the shareholders was:

(1)	Removal, without cause, of Beiquan Ling and Jiashou Zeng as Members of the Company’s Board of Directors, and from other senior designations within the Company.

The action described above was approved by shareholders holding a majority of our issued and outstanding common stock as of November 27, 2009.  Accordingly, November 27, 2009 is the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on November 27, 2009, are entitled to notice of the foregoing action to be effective on or about January 10, 2010. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the General Corporation Law of Delaware which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who hold a majority of the voting power of our capital stock.

By Order of the Board of Directors /s/ Guokang Tu, Chairman December 18, 2009

Statements Regarding Forward Looking Information

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

We were incorporated under the laws of the State of Delaware on August 19, 1997, under the name of Sheffield Products, Inc. We changed our name to Digital Network Alliance International, Inc. on November 30, 2004, and changed our name again to Sino Assurance Inc. (SNAS) on November 20, 2008.

We were formed as a "blind pool" or "blank check" company whose business plan was to seek to acquire a business opportunity through completion of a merger, exchange of stock, or other similar type of transaction. In furtherance of our business plan, we voluntarily elected to become subject to the periodic reporting obligations of the Securities Exchange Act of 1934 by filing a registration statement on Form 10-SB.  The registration statement on Form 10-SB became effective on or about November 11, 2002.

On August 13, 2004, we acquired all of the issued and outstanding common stock of Digital Network Alliance Holdings (BVI), Inc., in a share exchange transaction.  As a result of the share exchange transaction, Digital Network Alliance Holdings (BVI) Inc. became our wholly-owned subsidiary.

On September 23, 2008, we entered into an Agreement for Share Exchange with Linking Target Limited, a British Virgin Islands corporation (“LTL”), and the individual shareholder of LTL, pursuant to which we acquired 1 share of LTL, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 48,399,997 shares of our common stock.  As a result of completion of the share exchange transaction, LTL became our wholly-owned subsidiary.

LTL was founded in British Virgin Islands on January 23, 2008.  On August 1, 2008, LTL entered into an Exclusive Cooperation Agreement with China Construction Guaranty, Inc, (“CCG”) a corporation incorporated in the People’s Republic of China. Pursuant to the Exclusive Cooperation Agreement, LTL provides various services to CCG, including consulting services, training services, human resources for business development and other related services. As more fully described below, CCG is engaged in the business of issuance of construction and employee guarantees (“CCG ”).

On October 30, 2008, we completed the sale of the subsidiary, Digital Network Alliance Holdings (BVI), Inc., a British Virgin Islands corporation (“DNA BVI”).  The decision to sell DNA BVI was made because we were unable to generate a profit through the operations of DNA BVI.

As a result of our sale of DNA BVI, the focus of our business operations was changed to concentrate on the business activities carried on by LTL.

CCG, which is headquartered in Shenzhen China, is in the business of providing a guarantee service to corporations and individuals in issuing and obtaining surety or tendering guarantees for their business operations and/or personal use.  The types of guarantees CCG provides include i) various project guarantees such as Project Bidding Guarantee, Performance Bond Guarantee, and Advance Payment Guarantee; and ii) employees guaranteed services such as Employees Behaviour Guarantee, Employees Secrecy Guarantee, and Employees Credit Guarantee to corporations and individuals.  CCG has 23 branches located throughout China, including branches located in Beijing, Guangzhou, Dalian, Hangzhou, Nanjing, Chengdu, Ningbo, Qingdao, Chongqing, Changsha, Wuhan and Zhengzhou. In exchange for CCG’s guarantee services, customers pay CCG a certain percentage of the surety amount as an upfront fee.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all persons serving as directors and executive officers of the Company prior to the action described herein to remove Beiquan Ling and Jiashou Zeng, from their position as members of the Board of Directors and from other senior positions in the Company. The table also sets forth the principal positions within the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors generally serve one year terms or until their successors are elected, but may be removed, without cause, by action of shareholders a majority of the Company’s issued and outstanding common stock. .

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Guokang Tu	45	Chairman, Chief Executive Officer and Director since November 2008
Mengyou Tong	40	Chief Financial Officer and Director since November 2008
Beiquan Ling	34	Chief Operating Officer and Director since November 2008 (1)
Zhiqun Li	38	Director since November 2008
Jiashou Zeng	55	Director since November 2008 (2)

(1)

As described herein, shareholders holding of a majority of the Company’s issued and outstanding common stock have voted to remove Beiquan Ling, without cause as a Director of the Company.  The effective date of removal will be on or about January 10, 2010.  Upon his removal as a director. Mr. Ling’s position as Chief Operating Officer will also be terminated.

(2)

As described herein, shareholders holding of a majority of the Company’s issued and outstanding common stock have voted to remove Jiashou Zeng, without cause as a Director of the Company.  The effective date of removal will be on or about January 10, 2010.

Biographical Information

Guokang Tu.  Mr. Tu became our Chief Executive Officer and a Director on or about November 20, 2008.  He has been the vice president of China Construction Guaranty, Inc. since 2007.  From 2001 to 2006, he served as the general manager of Jiangxi Jiuding Digital Technology Limited Company.  He held the position of the general manager of Jiangxi Jiuding Health Products Limited Company during the period 1996 and 2000.  He received a bachelor degree from the Medicine School of Soochow University and is studying Master of Business Management Zhongnan University at Economics and Law.

Mengyou Tong.   Mr. Tong became our Chief Financial Officer and a Director on or about November 20, 2008. Mr. Tong has been the vice president and chief financial officer of China Construction Guaranty, Inc. since 2007.  He was the assistant to the president of a US listed company during 2006 and 2007.  He was the financial manager of Asia Plastic Limited Company (Nigeria) from 2005 to 2006 and the chief budget officer of Financial Bureau in Lusong District, Zhuzhou City, Hunan Province from 1990 to 2000.  He is a graduate of the Master of Business Management of Ateneo De Manila University.

Beiquan Ling.    Mr. Ling became our Chief Operating Officer and a Director on or about November 20, 2008.  He has been the president of China Construction Guaranty, Inc.  He was the assistant branch manager of Guangdong Development Bank (Sungang Branch) from 2003 to 2004.  From 2002 to 2003, he was the manager of Shenzhen Commercial Bank (Fuhua Branch).  Mr. Ling graduated from the International Business School of Hunan University.   As described herein, Mr. Ling’s position as Chief Operating Officer and as a Director of the Company will be terminated, without cause, on or about January 10, 2010.

Zhiqun Li.    Ms. Li was appointed as a Director on or about November 20, 2008.  She has been serving Jiangxi Jiuding Digital Technology Limited Company since 1995.  She received a bachelor degree from Wuxi University of Light Industry.

Jiashou Zeng.   Mr. Zeng was appointed as a Director on or about November 20, 2008.  He has been serving for China Construction Guaranty, Inc. since 2007.  Ms. Zeng served for the State Grid, Jiangxi Electric Power Corporation and its subsidiary, Jiangxi Electric Power Equipments Corporation from 1975 to 2007.  From 1972 to 1975, he was a soldier in Fengxin squadron, Jiangxi military.  As described herein, Mr. Zeng’s position as a Director of the Company will be terminated, without cause, on or about January 10, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 27, 2009, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title of Class	Name	Number of Shares Beneficially Owned	Percent of Class

Common	Beiquan Ling(1)	9,600,000	16.00%

Common	Zhiqun Li(1)	11,068,000	18.45%

Common	Guokang Tu(1)	6,600,000	11.00%

Common	Mengyou Tong(1)	1,000,000	1.67%

Common	Cai Jun Yu	3,330,000	5.55%

Common	Jiashou Zeng (1)	0	0%

Common	All Officers and Directors as a Group (5 in number)	31,598,000	52.66%

(1)  The named individual is currently an officer, director, or both, of the Company.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to §141(k) of the General Corporation Law of Delaware, and ARTICLE THREE, SECTION SIX, of the Company’s Bylaws, stockholders holding a majority of the Company’s issued and outstanding common stock have the authority to remove any or all members of the Company’s board of directors at any time.  The specified action by the stockholders could either be taken at a special meeting of the stockholders or through written consent from the holders of a majority of our issued and outstanding voting securities.  The authority of the stockholders to take action by written consent, in lieu of a meeting, is provided by §228 of the General Corporation Law of Delaware, which provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company has authorized stock consisting of 200,000,000 shares of Common Stock. As of the date of this Information Statement, the Company has 60,000,000 shares of its Common Stock issued and outstanding.  On November 27, 2009, 13 shareholders of the Company, who together hold a total of  30,485,262 shares, or approximately 50.81% of our issued and outstanding common stock, approved the action to remove Biequan Ling and Jiashou Zeng as directors.  No further vote of our stockholders is required to effect the removal of such directors.  No consideration was paid for the consent.

Summary of the Action to Remove Directors

The shareholders named above approved the action to remove Beiquan Ling and Jiashou Zeng as directors of the Company.  The removal was approved without cause.  Accordingly, the named shareholders believe such action is in the best interests of the Company, but otherwise, did not state any particular reason for their action

The effect of the removal will be to reduce the number of persons currently serving on the Company’s Board of Directors from 5 to 3.  However, following the removal, the remaining members of the Board of Directors have the authority, acting in their sole discretion, to appoint new members to the Board of Directors to fill the vacancies created by the removal of 2 members.

THE REMOVAL ACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REMOVAL ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE REMOVAL ACTION AND ITS EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE REMOVAL ACTION.

Questions and Answers About the Removal Action

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Removal Action even though your vote is neither required nor requested for the Removal Action to become effective.

Q.

What will I receive when the Removal Action is effective?

A.

The Removal Action has already been approved, and you will not receive anything notifying you that the Removal Action has become effective.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Removal Action pursuant to a written consent in lieu of a meeting.  Such approval is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

Actions by the Consenting Shareholders

On November 27, 2009, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Removal Action by action taken without a meeting in accordance with Delaware law.

Dissenter’s Rights

Stockholders who do not consent to the action described herein are not entitled to the dissenter’s or appraisal rights provided by the General Corporation Law of Delaware.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact the Company at 17TH Floor, 6009 Yitian Road, New World Center, Futian District, Shenzhen, People’s Republic of China.  Telephone:  86-0755-82520166.   We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2008 on Form 10-K with the SEC. A copy of the annual report on Form 10-K, may be obtained, free of charge, upon written request by any shareholder to the Company at 17TH Floor, 6009 Yitian Road, New World Center, Futian District, Shenzhen, People’s Republic of China.

THE BOARD OF DIRECTORS

December 18, 2009